UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 14, 2003

Commission file number: 0-10140

CVB Financial Corp.
Incorporated pursuant to the Laws of California

Internal Revenue Service - Employer Identification No.- 95-3629339

701 North Haven Avenue, Ontario, California 91764
(909) 980-4030

Item 1.           Changes in Control of Registrant

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable

Item 3.           Bankruptcy or Receivership

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.           Other Events  and Regulation FD Disclosure

                  On May 12, 2003,  CVB Financial  Corp.,  Citizens  Business Bank  ("Citizens")  and Kaweah  National Bank  ("Kaweah")
executed an Agreement and Plan of Reorganization  which provides for the acquisition of Kaweah by Citizens.  The acquisition is subject to, among other things,  (i) the receipt of all requisite  regulatory  approvals and permits,  (ii) the approval of the Kaweah National
Bank  shareholders,  (iii) the  receipt  of all  necessary  third  party  consents,  and (iv) the  satisfaction  or waiver of all other conditions specified in the Agreement and Plan of Reorganization.

                  Pursuant  to the terms of the  Agreement  and Plan of  Reorganization,  at the  effective  time of the  merger,  each outstanding  share of common stock of Kaweah National Bank will be converted into, at the election of each Kaweah  shareholder,  either cash or a number of shares of CVB Financial  Corp.'s  common stock based on the average CVB closing price per share for a 20 day period prior to consummation of the merger.  The aggregate  consideration  to be paid in the merger,  including  payments to holders of Kaweah stock options which are not exercised  prior to  consummation  of the merger,  will not exceed  $15,500,000,  of which no more than 51%
will consist of CVB common stock,  and the remainder will consist of cash.  Assuming an average CVB closing price of $20.28,  which was the average CVB closing price over the 20 trading days ending May 9, 2003,  CVB could issue up to  approximately  389,800 shares of CVB common stock to Kaweah shareholders.  As of May 14, 2003, there were 43,714,828 shares of CVB common stock outstanding.

                  CVB  Financial  Corp.  has  attached  to  this  Report  on Form  8-K a copy of the  executed  Agreement  and  Plan of
Reorganization Agreement as Exhibit 2.1.

                  On May 12, 2003, CVB Financial Corp. and Kaweah National Bank issued a press release announcing the merger,  which is attached hereto as Exhibit 99.1.

Item 6.           Resignations of Registrant's Directors

                  Not Applicable

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statements

                           Not Applicable

                  (b)      Pro Forma Financial Information

                           Not Applicable

                  (c)      Exhibits

                           2.1      Agreement and Plan of Reorganization  by and among CVB Financial Corp.,  Citizens Business Bank and
                                    Kaweah National Bank, dated as of May 12, 2003.

                           99.1     Press Release relating to the Agreement and Plan of Reorganization.

Item 8.           Change in Fiscal Year

                  Not Applicable

Item 9.           Regulation FD Disclosure

                  Not Applicable

Item 10.          Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  Not Applicable

                                                              SIGNATURES

                  Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CVB Financial Corp.
                                                     (Registrant)

Date: May 14, 2003                                   By: /s/ D. Linn Wiley
                                                     ---------------------------------------
                                                      D. Linn Wiley
                                                      President and Chief Executive Officer

                                                             Exhibit Index

                                                             -------------

2.1      Agreement and Plan of Reorganization by and among CVB Financial Corp., Citizens Business Bank and Kaweah National Bank,
         dated as of May 12, 2003.

99.1     Press Release relating to the Agreement and Plan of Reorganization.